'
                                                                      EXHIBIT 99

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2004-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2004. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:        4/1/2004                                                                         ORIGINAL
COLLECTION PERIOD ENDING:          4/30/2004      PURCHASES               UNITS    CUT-OFF DATE    CLOSING DATE     POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE:     4/12/2004      ---------              ------    ------------    ------------    --------------
DISTRIBUTION DATE:                 5/12/2004      Initial Purchase       42,748      2/29/2004       3/18/2004     736,545,272.80
DAYS OF INTEREST FOR PERIOD:              30      Sub. Purchase #1
DAYS OF COLLECTION PERIOD                 30      Sub. Purchase #2       ------    ------------    ------------    --------------
MONTHS SEASONED:                           2      Total                  42,748                                    736,545,272.80

I.  ORIGINAL DEAL PARAMETERS

                                             DOLLAR AMOUNT      # OF CONTRACTS
                                             -------------      --------------
    Original Portfolio :                   $ 736,545,272.80          42,748

                                                                                 LEGAL FINAL
    Original Securities:                   DOLLAR AMOUNT             COUPON        MATURITY
    --------------------                   -------------             ------        --------
        Class A-1 Notes                    $ 124,000,000.00        1.07000%       3/14/2005
        Class A-2 Notes                      228,000,000.00        1.40000%       9/12/2007
        Class A-3 Notes                      110,000,000.00        1.90000%       7/14/2008
        Class A-4 Notes                      208,250,000.00        2.50000%       9/13/2010
        Class B Notes                         66,295,272.80        8.00000%      12/13/2010
                                           ----------------
          Total                            $ 736,545,272.80

II.  COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     (1)  Beginning of period Aggregate Principal Balance                                               (1)     723,882,289.51
                                                                                                        ----------------------
     (2)  Subsequent Receivables Added                                                                  (2)                  -
                                                                                                        ----------------------
          Monthly Principal Amounts

           (3)  Principal Portion of Scheduled Payments Received        (3)      6,996,873.90
                                                                        ---------------------
           (4)  Principal Portion of Prepayments Received               (4)      6,048,480.30
                                                                        ---------------------
           (5)  Principal Portion of Liquidated Receivables             (5)        180,616.75
                                                                        ---------------------
           (6)  Aggregate Amount of Cram Down Losses                    (6)                 -
                                                                        ---------------------
           (7)  Other Receivables adjustments                           (7)                 -
                                                                        ---------------------
           (8)  Total Principal Distributable Amounts                                                   (8)      13,225,970.95
                                                                                                        ----------------------
     (9)  End of Period Aggregate Principal Balance                                                     (9)     710,656,318.56
                                                                                                       =======================
    (10)  Pool Factor  (Line 9 / Original Pool Balance)                                                (10)           96.4851%
                                                                                                       =======================

III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                       CLASS A-1        CLASS A-2       CLASS A-3       CLASS A-4       CLASS B           TOTAL
                                       ---------        ---------       ---------       ---------       -------           -----

      (11)  Original Note Balance   $124,000,000.00  228,000,000.00  110,000,000.00  208,250,000.00  66,295,272.80  $736,545,272.80
      (12)  Beginning of period
            Note Balance             103,781,479.99  228,000,000.00  110,000,000.00  208,250,000.00  66,295,272.80   716,326,752.79
      (13)  Noteholders' Principal
            Distributable Amount      13,225,970.95               -               -               -              -    13,225,970.95
      (14)  Class A Noteholders'
            Accelerated Principal
            Amount                     6,997,855.44               -               -               -                    6,997,855.44
      (15)  Class A Noteholders'
            Principal Carryover
            Amount                                -               -               -               -                               -
      (16)  Policy Claim Amount                   -               -               -               -                               -
      (17)  End of period Note
            Balance                   83,557,653.60  228,000,000.00  110,000,000.00  208,250,000.00  66,295,272.80   696,102,926.40
      (18)  Note Pool Factors
            (Line 17 / Line 11)            67.3852%       100.0000%       100.0000%       100.0000%      100.0000%         94.5092%
      (19)  Class A Noteholders'
            Ending Note Balance      629,807,653.60
      (20)  Class B Noteholders'
            Ending Note Balance       66,295,272.80
      (21)  Class A Noteholders'
            Beginning Note Balance   650,031,479.99
      (22)  Class B Noteholders'
            Beginning Note Balance    66,295,272.80
      (23)  Total Noteholders
            Principal Distribution
            for Collection Period     20,223,826.39
      (24)  Total Noteholders
            Interest Distribution
            for Collection Period      1,408,527.80

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE


IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

     (25)  Total Monthly Principal Collection Amounts                                                            (25)  13,225,970.95
                                                                                                                     ---------------
     (26)  Required Pro Forma Class A Note Balance (87% x Line 9)                        (26) 8,270,997.15
                                                                                              -------------
     (27)  Pro Forma Class A Note Balance (Line 21 - Line 8)                             (27) 6,805,509.04
                                                                                              -------------
     (28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))                            (28)            -                         -
                                                                                              -------------          ---------------
     (29)  Principal Distribution Amount (Line 25 - Line 28)                                                     (29)  13,225,970.95
                                                                                                                     ===============

V.   RECONCILIATION OF COLLECTION ACCOUNT:

     AVAILABLE FUNDS

     (30)  Interest Collections                                                          (30) 9,565,352.35
                                                                                              -------------
     (31)  Repurchased Loan Proceeds Related to Interest                                 (31)            -
                                                                                              -------------
     (32)  Principal Collections                                                         (32) 6,996,873.90
                                                                                              -------------
     (33)  Prepayments in Full                                                           (33) 6,048,480.30
                                                                                              -------------
     (34)  Prepayments in Full Due to Administrative Repurchases                         (34)            -
                                                                                              -------------
     (35)  Repurchased Loan Proceeds Related to Principal                                (35)            -
                                                                                              -------------
     (36)  Collection of Supplemental Servicing - Extension and Late Fees                (36)   123,475.54
                                                                                              -------------
     (37)  Collection of Supplemental Servicing - Repo and Recovery Fees Advanced        (37)            -
                                                                                              -------------
     (38)  Liquidation Proceeds                                                          (38)    93,450.00
                                                                                              -------------
     (39)  Recoveries from Prior Month Charge-Offs                                       (39)            -
                                                                                              -------------
     (40)  Investment Earnings - Collection Account                                      (40)     9,938.83
                                                                                              -------------
     (41)  Investment Earnings - Spread Account                                          (41)    16,497.67
                                                                                              -------------
     (42)  Total Available Funds                                                                                 (42)  22,854,068.59
                                                                                                                     ---------------

     DISTRIBUTIONS:

     (43)  Base Servicing Fee - to Servicer                                              (43) 1,357,279.29
                                                                                              -------------
     (44)  Supplemental Servicing Fee - to Servicer                                      (44)   140,251.23
                                                                                              -------------
     (45)  Indenture Trustee Fees                                                        (45)       250.00
                                                                                              -------------
     (46)  Owner Trustee Fees                                                            (46)            -
                                                                                              -------------
     (47)  Backup Servicer Fees                                                          (47)            -
                                                                                              -------------

     NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                         BEGINNING      INTEREST   INTEREST                       CALCULATED
             CLASS      NOTE BALANCE    CARRYOVER    RATE    DAYS    DAYS BASIS    INTEREST
           ---------   --------------   ---------  --------  ----   ------------  ----------

     (48)  Class A-1   103,781,479.99      -       1.07000%   30    Act.Days/360    92,538.49        (48)       92,538.49
                                                                                                         ----------------
     (49)  Class A-2   228,000,000.00      -       1.40000%   30       30/360      266,000.00        (49)      266,000.00
                                                                                                         ----------------
     (50)  Class A-3   110,000,000.00      -       1.90000%   30       30/360      174,166.67        (50)      174,166.67
                                                                                                         ----------------
     (51)  Class A-4   208,250,000.00      -       2.50000%   30       30/360      433,854.17        (51)      433,854.17
                                                                                                         ----------------
     (52)  Class B      66,295,272.80      -       8.00000%   30       30/360      441,968.49        (52)      441,968.49

     NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

           ---------------------------------------------------------------------------------------
                        PRINCIPAL      PRINCIPAL    EXCESS       MANDATORY               TOTAL
             CLASS     DISTRIBUTION    CARRYOVER   PRIN. DUE   NOTE PREPAYMENT         PRINCIPAL
           ---------------------------------------------------------------------------------------
     (53)  Class A-1   13,225,970.95          -            -       -             -   13,225,970.95   (53)   13,225,970.95
                                                                                                         ----------------
     (54)  Class A-2               -          -            -       -             -               -   (54)               -
                                                                                                         ----------------
     (55)  Class A-3               -          -            -       -             -               -   (55)               -
                                                                                                         ----------------
     (56)  Class A-4               -          -            -       -             -               -   (56)               -
                                                                                                         ----------------
     (57)  Class B                 -          -            -       -             -               -   (57)               -
                                                                                                         ----------------
     (58)  Insurer Premiums - to Ambac                                                               (58)      120,713.00
                                                                                                         ----------------
     (59)  Total Distributions                                                                                 (59)    16,252,992.28
                                                                                                                   -----------------
     (60)  Excess Available Funds (or Premium Claim
           Amount)                                                                                             (60)     6,601,076.31
                                                                                                                   -----------------
     (61)  Deposit to Spread Account to Increase to
           Required Level                                                                                      (61)                -
                                                                                                                   -----------------
     (62)  Amount available for Noteholders' Accelerated
           Principle Amount                                                                                    (62)     6,601,076.31
                                                                                                                   -----------------
     (63)  Amount available for Deposit into the Note
           Distribution Account                                                                                (63)                -
                                                                                                                   -----------------

VI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

     (64)  Excess Available Funds After Amount to Increase Spread to Required Level
           (Line 60 - Line 61)                                                                       (64)    6,601,076.31
                                                                                                         ----------------
     (65)  Spread Account Balance in Excess of Required Spread Balance                               (65)      396,779.13
                                                                                                         ----------------
     (66)  Total Excess Funds Available                                                              (66)    6,997,855.44
                                                                                                         ----------------
     (67)  Pro Forma Class A Note Balance (Line 21 - Line 8)                                         (67)  636,805,509.04
                                                                                                         ----------------
     (68)  Required Pro Forma Class A Note Balance (87% x Line 9)                                    (68)  618,270,997.15
                                                                                                         ----------------
     (69)  Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)                     (69)   18,534,511.89
                                                                                                         ----------------
     (70)  Lesser of (Line 68) or (Line 69)                                                          (70)   18,534,511.89
                                                                                                         ----------------
     (71)  Accelerated Principal Amount (Lesser of Line 66 or 70)                                              (71)     6,997,855.44
                                                                                                                   -----------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE


VII.           RECONCILIATION OF SPREAD ACCOUNT:            INITIAL DEPOSIT                                             TOTAL
                                                            ---------------                                             -----
     (72)  INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS     22,096,358.18                                             22,096,358.18
                                                             -------------         ----------------                -----------------
     (73)  BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                          (73)    21,716,468.69
           ADDITIONS TO SPREAD ACCOUNT                                                                             -----------------

     (74)  Deposit from Collection Account (Line 61)                           (74)               -
                                                                                   ----------------
     (75)  Investments Earnings                                                (75)       16,497.67
                                                                                   ----------------
     (76)  Deposits Related to Subsequent Receivables
           Purchases                                                           (76)               -
                                                                                   ----------------
     (77)  Total Additions                                                                                     (77)        16,497.67
                                                                                                                   -----------------

           SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
           AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                               (78)    21,732,966.36
                                                                                                                   -----------------

     (79)  3% of the Ending Pool Balance (3% x Line 9)                         (79)   21,319,689.56
     (80)  Floor Amount (2.0% of Original Pool Balance)      14,730,905.46     (80)               -
                                                             -------------         ----------------
     (81)  If a Spread Cap Event exists then 6% of the
           Ending Pool Balance                                           -     (81)               -
                                                                                   ----------------
     (82)  If a Trigger Event exists then an unlimited
           amount as determined by the Controlling Party                       (82)               -
                                                                                   ----------------
     (83)  Spread Account Requirement                                                                          (83)    21,319,689.56
                                                                                                                   -----------------
           WITHDRAWALS FROM SPREAD ACCOUNT

     (84)  Withdrawal pursuant to Section 5.1(b)
           (Transfer Investment Earnings to the
           Collection Account)                                                 (84)       16,497.67
                                                                                   ----------------
     (85)  Withdrawal pursuant to Section 5.7 (Spread
           Account Draw Amount)                                                (85)               -
                                                                                   ----------------
     (86)  Withdrawal pursuant to Section 5.7(b)(x)
           (Unpaid amounts owed to the Insurer)                                (86)           -
                                                                                   ----------------
     (87)  Withdrawal pursuant to Section 5.7(b)(xiii)
           (Other unpaid amounts owed to the Insurer)                          (87)           -
                                                                                   ----------------
     (88)  Withdrawal pursuant to Section 5.7(b)(xiv)
           (Note Distribution Account - Class A
           Noteholders' Accelerated Principal Amount)                          (88)   396,779.13
                                                                                   ----------------
     (89)  Withdrawal pursuant to Section 5.7(b)(xv)
           (Note Distribution Account - Class B
           Noteholders' Principal)                                             (89)            -
                                                                                   ----------------
     (90)  Total Withdrawals                                                   (90)   413,276.80
                                                                                   ----------------
                                                                                                               (91)       413,276.80
                                                                                                                   -----------------
           END OF PERIOD SPREAD ACCOUNT BALANCE                                                                (92)    21,319,689.56
                                                                                                                   -----------------

VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

     (93)  Aggregate Principal Balance                                         (93)  710,656,318.56
                                                                                   ----------------
     (94)  End of Period Class A Note Balance                                  (94)  629,807,653.60
                                                                                   ----------------
     (95)  Line 93 less Line 94                                                (95)   80,848,664.96
                                                                                   ----------------
     (96)  OC Level (Line 95 / Line 93)                                        (96)           11.38%
                                                                                   ----------------
     (97)  Ending Spread Balance as of a percentage
           of Aggregate Principal Balance (Line
           92 / Line 93)                                                       (97)           3.00%
                                                                                   ----------------
     (98)  OC Percentage (Line 96 + Line 97)                                                                   (98)           14.38%
                                                                                                                   -----------------

IX.  AMOUNTS DUE TO CERTIFICATEHOLDER

     (99)  Beginning of Period Class B Noteholder Balance                                                      (99)    66,295,272.80
     (100) Funds Available to the Class B Noteholder                                                          (100)                -
     (101) Remaining Balance to the Certificateholder                                                         (101)                -


       For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:      (S)/Mike Wilhelms
         -----------------
Name:    Mike Wilhelms
         -------------
Title:   Sr. VP & Chief Financial Officer
         --------------------------------
Date:    5-May-2004
         ----------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2004-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2004. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:        04/01/2004      Original Pool Balance                                    $736,545,272.80
COLLECTION PERIOD ENDING:           04/30/2004
PREV. DISTRIBUTION/CLOSE DATE:      04/12/2004      Beginning of Period Pool Balance                           723,882,289.51
DISTRIBUTION DATE:                  05/12/2004      Principal Reduction during preceding Collection Period      13,225,970.95
DAYS OF INTEREST FOR PERIOD:                30      End of Period Pool Balance                               $ 710,656,318.56
DAYS IN COLLECTION PERIOD:                  30
MONTHS SEASONED:                             2

I.  COLLECTION PERIOD
    NOTE BALANCE
    CALCULATION:                CLASS A-1         CLASS A-2       CLASS A-3         CLASS A-4        CLASS B          TOTAL
    ------------                ---------         ---------       ---------         ---------        -------          -----
    (1) Original
        Note
        Balance           (1) $124,000,000.00  $228,000,000.00  $110,000,000.00  $208,250,000.00  $66,295,272.80  $736,545,272.80
    (2) Beginning
        of Period
        Note Balance      (2)  103,781,479.99   228,000,000.00   110,000,000.00   208,250,000.00   66,295,272.80   716,326,752.79
    (3) Note
        Principal
        Payments          (3)   20,223,826.39             0.00             0.00             0.00            0.00    20,223,826.39
    (4) Preliminary
        End of
        period Note
        Balance           (4)   83,557,653.60   228,000,000.00   110,000,000.00   208,250,000.00   66,295,272.80   696,102,926.40
                                -------------   --------------   --------------   --------------   -------------   --------------
    (5) Policy Claim
        Amount            (5)            0.00             0.00             0.00             0.00            0.00             0.00
    (6) End of
        period Note
        Balance           (6)   83,557,653.60   228,000,000.00   110,000,000.00   208,250,000.00   66,295,272.80   696,102,926.40
                                =============   ==============   ==============   ==============   =============   ==============
    (7) Note Pool
        Factors
        (6)/(1)           (7)     67.3852045%     100.0000000%     100.0000000%     100.0000000%    100.0000000%      94.5091839%
                                =============   ==============   ==============   ==============   =============   ==============

II. NOTE INTEREST
    DISTRIBUTION and
    CARRYOVER AMOUNT            CLASS A-1         CLASS A-2       CLASS A-3         CLASS A-4        CLASS B          TOTAL
    ----------------            ---------         ---------       ---------         ---------        -------          -----

    (8) Note
        Interest
        Payments          (8)       92,538.49       266,000.00       174,166.67       433,854.17      441,968.49     1,408,527.80
    (9) Interest
        Carryover
        Amount            (9)            0.00             0.00             0.00             0.00            0.00             0.00

III. DISTRIBUTION
     PER $1,000 OF
     ORIGINAL
     BALANCE                    CLASS A-1         CLASS A-2       CLASS A-3         CLASS A-4        CLASS B          TOTAL
    --------                    ---------         ---------       ---------         ---------        -------          -----

    (10) Principal
         Distribution    (10)          163.10             0.00             0.00             0.00            0.00           163.10
    (11) Interest
         Distribution    (11)            0.89             1.17             1.58             2.08            6.67            12.39
                                -------------   --------------   --------------   --------------   -------------   --------------
    (12) Total
         Distribution
         (10) + (11)     (12)          163.99             1.17             1.58             2.08            6.67           175.49

IV.  SERVICING FEE PAID TO THE SERVICER

    (13) Base Servicing Fee Paid for the Prior Collection Period                                                   $ 1,357,279.29
    (14) Supplemental Servicing Fee Paid for the Prior Collection Period                                               140,251.23
                                                                                                                   --------------
    (15) Total Fees Paid to the Servicer                                                                           $ 1,497,530.52

V.   COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES
     CALCULATION:

                                                                                           CUMULATIVE                        MONTHLY
                                                                                           ----------                        -------
    (16) Original Number of Receivables                                             (16)      42,748
    (17) Beginning of period number of Receivables                                  (17)      42,424                          42,424
    (18) Number of Subsequent Receivables Purchased                                 (18)           0                               0
    (19) Number of Receivables becoming Liquidated
         Receivables during period                                                  (19)          13                              11
    (20) Number of Receivables becoming Purchased
         Receivables during period                                                  (20)           0                               0
    (21) Number of Receivables paid off during period                               (21)         696                             374
    (22) End of period number of Receivables                                        (22)      42,039                          42,039

VI. STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                         ORIGINAL          PREV. MONTH            CURRENT
                                                                         --------          -----------            -------
    (23) Weighted Average APR of the Receivables               (23)       16.02%              16.03%               16.03%
    (24) Weighted Average Remaining Term of the Receivables    (24)         64.4                63.8                 62.9
    (25) Weighted Average Original Term of Receivables         (25)         67.5                67.6                 67.6
    (26) Average Receivable Balance                            (26)      $17,230             $17,063              $16,905
    (27) Aggregate Realized Losses                             (27)           $0             $24,853              $87,167

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2004-A
                       Class A-1 1.07% Asset Backed Notes
                       Class A-2 1.40% Asset Backed Notes
                       Class A-3 1.90% Asset Backed Notes
                       Class A-4 2.50% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


VII. DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

            Receivables with Scheduled Payment delinquent                  UNITS                 DOLLARS            PERCENTAGE
                                                                           -----                 -------            ----------
   (28)  31-60 days                                            (28)                914         $14,561,856                2.05%
   (29)  61-90 days                                            (29)                231           3,614,614                0.51%
   (30)  over 90 days                                          (30)                 10             205,852                0.03%
   (31)  Receivables with Scheduled Payment
         delinquent more than 30 days at
         end of period                                         (31)              1,155         $18,382,322                2.59%

VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

   (32)  Total Net Liquidation Losses for the preceding
         Collection Period                                                                             (32)           87,166.75
   (33)  Beginning of Period Pool Balance                                                              (33)      723,882,289.51
   (34)  Net Loss Rate                                                                                 (34)               0.01%

IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

   (35)  Aggregrate Principal Balance of Receivables
         extended during the preceding collection period                                               (35)          916,696.87
   (36)  Beginning of Period Pool Balance                                                              (36)      723,882,289.51
   (37)  Monthly Extension Rate                                                                        (37)               0.13%

X.    PERFORMANCE TESTS:

  ROLLING AVERAGE DELINQUENCY RATE
   (38)  Delinquency Rate in Preceding Collection Period       (38)              0.54%
                                                                   -------------------
   (39)  Delinquency Rate in Second Preceding Collection
         Period                                                (39)              0.06%
                                                                   -------------------
   (40)  Delinquency Rate in Third Preceding Collection
         Period                                                (40)              0.00%
                                                                   -------------------
   (41)  Rolling Average Delinquency Rate
         ((38) +(39) +(40)) / 3                                                                        (41)               0.30%
                                                                                                           --------------------
   (42)  Rolling Average Delinquency Rate Trigger Level
         for the Preceding Collection Period                                                           (42)               1.25%
                                                                                                           --------------------
   (43)  Preceding Collection Period Rolling Average
         Delinquency Rate Compliance                                                                   (43)        PASS
                                                                                                           --------------------

  CUMULATIVE NET LOSS RATIO
   (44)  Cumulative Net Losses incurred prior to the
         Preceding Collection Period                           (44)        $ 24,852.81
                                                                   -------------------
   (45)  Net Loss incurred in Preceding Collection Period      (45)          87,166.75
                                                                   -------------------
   (46)  Cumulative Net Losses                                 (46)         112,019.56
                                                                   -------------------
   (47)  Original Pool Balance                                 (47)   $ 736,545,272.80
                                                                   -------------------
   (48)  Cumulative Net Loss Ratio ((46) / (47))                                                       (48)               0.02%
                                                                                                           --------------------
   (49)  Cumulative Net Loss Rate Trigger Level for the
         Preceding Collection Period                                                                   (49)               1.56%
                                                                                                           --------------------
   (50)  Preceding Collection Period Cumulative Net Loss
         Rate Compliance                                                                               (50)        PASS
                                                                                                           --------------------
  AVERAGE MONTHLY EXTENSION RATE
   (51)  Principal Balance of Receivables extended during
         preceding Collection Period                           (51)              0.13%
                                                                   -------------------
   (52)  Principal Balance of Receivables extended during
         the Second Preceding Collection Period                (52)              0.08%
                                                                   -------------------
   (53)  Principal Balance of Receivables extended during
         the Third Preceding Collection Period                 (53)              0.00%
                                                                   -------------------
   (54)  Average Monthly Extension Rate ((51) +(52) +(53)) / 3                                         (54)               0.10%
                                                                                                           --------------------
   (55)  Average Monthly Extension Rate Compliance (Extension
         Rate Maximum = 4%)                                                                            (55)        PASS
                                                                                                           --------------------



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:      (S)/Mike Wilhelms
         -----------------
Name:    Mike Wilhelms
         -------------
Title:   Sr. VP & Chief Financial Officer
         --------------------------------
Date:    5-May-2004
         ----------



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